                                                                 EXHIBIT 10.1(b)


                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108

                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement

                                 August 21, 1981


The Bankers Life
711 High Street
Des Moines, IA 50307

Attention:  Bond Department

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978, April 30, 1980, January 6, 1981, April 2, 1981, and May 13, 1981, between you and us.

As a result of Hexcel's sale of its Ski Division and concurrent investment in Hanson Industries on February 13, 1981, the Company is in violation of Section 7.11(f) of the amended Note Agreement. Therefore, a new amendment is requested for subsection (f) of Section 7.11.

The requested amendment substitutes for subsection (f) a new subsection (f) to
7.11 as follows:

     "7.11(f) SKI DIVISION. Section 7.11(a) shall not prohibit the acquisition of notes and/or securities of Hanson Industries, if

     "(1) after giving effect to such investment the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $1,300,000; and

     "(2) the foregoing subparagraph (1) to the contrary notwithstanding, so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued from time to time after such acquisition, of notes and/or securities of Hanson Industries, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (other than such acquisition) or any increase in any Restricted Investment above the amount permitted by 7.11(e)(1) or 7.11(f)(1)."

The Bankers Life              -2-            August 21, 1981


The requested amendment also amends the definition of Consolidated Net Tangible Assets (p. 46) by adding a new subparagraph (5) which shall read, "minus (5) the amount by which the Company's Restricted Investments exceed 10% Consolidated Net Worth or $2,500,000, whichever is less."

This amendment will also delete the new subsection (e) to Section 7.7 which was added by the amendment dated April 30, 1980.

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                                   Very truly yours,

                                   HEXCEL CORPORATION



                                   By: _________________________
                                        D. T. Divird, Treasurer

Accepted:

THE BANKERS LIFE

By: _______________________________
Title:

                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108

                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement

                                 August 21, 1981


Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, CT 06115

Attention:  Bond Department

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978, April 30, 1980, January 6, 1981, April 2, 1981, and May 13, 1981, between you and us.

As a result of Hexcel's sale of its Ski Division and concurrent investment in Hanson Industries on February 13, 1981, the Company is in violation of Section 7.11(f) of the amended Note Agreement. Therefore, a new amendment is requested for subsection (f) of Section 7.11.

The requested amendment substitutes for subsection (f) a new subsection (f) to
7.11 as follows:

     "7.11(f) SKI DIVISION. Section 7.11(a) shall not prohibit the acquisition of notes and/or securities of Hanson Industries, if

     "(1) after giving effect to such investment the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $1,300,000; and

     "(2) the foregoing subparagraph (1) to the contrary notwithstanding, so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued from time to time after such acquisition, of notes and/or securities of Hanson Industries, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (other than such acquisition) or any increase in any Restricted Investment above the amount permitted by 7.11(e)(1) or 7.11(f)(1)."

Connecticut Mutual Life            -2-            August 21, 1981


The requested amendment also amends the definition of Consolidated Net Tangible Assets (p. 46) by adding a new subparagraph (5) which shall read, "minus (5) the amount by which the Company's Restricted Investments exceed 10% Consolidated Net Worth or $2,500,000, whichever is less."

This amendment will also delete the new subsection (e) to Section 7.7 which was added by the amendment dated April 30, 1980.

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                                   Very truly yours,

                                   HEXCEL CORPORATION



                                   By: _________________________
                                        D. T. Divird, Treasurer

Accepted:

CONNECTICUT MUTUAL LIFE
  INSURANCE COMPANY


By: _______________________________
Title:  Investment Officer

                    $8,000,000 8-3/4% Notes Dues June 1, 1996
                               Amendment Agreement


July 24, 1986


Principal Mutual Life Insurance
  Company (Bankers Life Company)
Bond Department
711 High Street
Des Moines, Iowa 50507

ATTN:     Mr. James K. Hovey, Jr.

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978; April 30, 1980; January 6, 1981; April 2, 1981; May 13, 1981; August 21, 1981; March 15, 1982; September 1, 1982; and December 31,
1983 between you and us. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

Hexcel Corporation desires to issue up to $35,000,000 of Convertible Subordinated Debentures Due 2011 in a domestic public offering. A copy of the Preliminary Prospectus dated July 18, 1986 is enclosed which describes such proposed debenture issue. Therefore, an amendment is requested for Section 7.7(b)(c) - FUNDED DEBT.

The requested amendment substitutes for Section 7.7(b)(c) a new Section 7.7(b)(c) as follows:

"Section 7.7 - FUNDED DEBT.

     (b) INCURRENCE OF FUNDED DEBT. Neither the Company nor any Subsidiary will incur or in any manner become liable in respect to any Funded Debt unless, after giving effect thereto and any transactions concurrent therewith, Consolidated Net Tangible Assets would be at least equal to the following percentages of Consolidated Funded Debt in each of the applicable periods:

     August 1, 1982 - December 31, 1987 200%
     January 1, 1988 - June 1, 1996     225%

     (c) INCURRENCE OF DOMESTIC FUNDED DEBT. Neither the Company nor any Domestic Subsidiary will incur or in any manner become liable in respect of any Domestic Funded Debt unless, after giving effect thereto and any transactions

Principal Mutual Life Insurance
Company (Bankers Life Company)
July 24, 1986
Page Two



concurrent therewith, Domestic Net Tangible Assets would be at least equal to the following percentages of Domestic Funded Debt in each of the applicable periods:

     June 1, 1983  - May 31, 1988       160%
     June 1, 1988  - June 1, 1996       180%."

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.7(b)(c) and does not waive compliance with any provision of the Note Agreement as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified. The Amendment Agreement will become effective only when identical Amendment Agreements are executed by the holders of 66-2/3% in principal amount of the Notes at the time outstanding and copies of such Amendment Agreements are received by the Company and by it delivered to each of the holders of the Notes (this provision of the Agreement is no longer applicable since Bankers Life Company is the sole Note holder).

If the foregoing amendment is satisfactory to you, please do indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

Very truly yours,

HEXCEL CORPORATION



By: __________________________
      C. J. Ward, Treasurer


ACCEPTED:

THE PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
(BANKERS LIFE COMPANY)

By: ___________________________
Title:  Dewain A. Sparrgrove
        Second Vice President-Securities Investment

By: ___________________________
Title:  James K. Hovey
        Assistance Director-Securities Investment

                    $8,000,000 8-3/4% Notes Dues June 1, 1996
                               Amendment Agreement


August 15, 1986


Principal Mutual Life Insurance Company
(formerly known as Bankers Life Company)
Investment Department, Securities Division
711 High Street
Des Moines, Iowa 50309

ATTN:     Mr. James K. Hovey
          Assistant Director, Securities Investment

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978; April 30, 1980; January 6, 1981; April 2, 1981; May 13, 1981; August 21, 1981; March 15, 1982; September 1, 1982; December 31, 1983
and July 24, 1986, between you and us. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

Hexcel Corporation desires to invest its excess cash in certain tax advantaged instruments. Therefore, an amendment is requested for Section 7.11(b). - Restrictive Investments.

The requested amendment amends Section 7.11(b) by adding two new subsections (9) and (10) as follows:

"Section 7.11(b) - RESTRICTIVE INVESTMENTS

     (9) Investments in insurance maturing within one year or having a floating rate of interest and guaranteed by a bank or trust company organized under the laws of the United States or any state thereof having capital, surplus and undivided profits aggregating at least $100,000,000.

     (10) Investments in money market cumulative preferred stocks (floating rate dividend) which have a rating of at least A by Standard & Poors or Al by Moody's Investors Services, Inc.

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.11(b) and does not waive compliance with any provision of the Note Agreement as amended

Principal Mutual Life Insurance Company
(formerly known as Bankers Life)
August 15, 1986
Page Two



hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified. The Amendment Agreement will become effective only when identical Amendment Agreements are executed by the holders of 66-2/3% in principal amount of the Notes at the time outstanding and copies of such Amendment Agreements are received by the Company and by it delivered to each of the holders of the Notes (this provision of the Agreement is no longer applicable since Principal Mutual Life Insurance Company (formerly known as Bankers Life Company) is the sole Note holder).

If the foregoing amendment is satisfactory to you, please do indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

Very truly yours,

HEXCEL CORPORATION



By: __________________________
      C. J. Ward, Treasurer


ACCEPTED:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
(FORMERLY KNOWN AS BANKERS LIFE COMPANY)

By: ___________________________
Title: ________________________


By: ___________________________
Title: ________________________

                               HEXCEL CORPORATION

                              650 California Street
                         San Francisco, California 94108



                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement



April 2, 1981



We refer to the Note Agreement (the "Note Agreement" dated December 9, 1977 as amended on January 6, 1981 between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

As a result of Hexcel's sale of its Ski Division and concurrent investment in Hanson Industries on February 13, 1981, the Company is in violation of Section
7.11 (f) of the amended Note Agreement. Therefore, a new amendment is requested for subsection (f) of Section 7.11.

The requested amendment is as follows:

     "(f) SKI DIVISION. Section 7.11(a) shall not prohibit the acquisition by the Company of notes and/or securities of Hanson Industries if

     "(1) after giving effect to such acquisition, the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $700,000; and

     "(2) so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued form time to time after such acquisition, of notes and/or securities of Hanson Industries, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (OTHER THAN SUCH ACQUISITION)"

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                                   Very truly yours,

                                   HEXCEL CORPORATION


                                   By:___________________________
                                      D. T. Divird, Treasurer


Accepted:

BANKERS LIFE COMPANY

By:____________________________________
Name:  Robert E. Wilkins
Title: Vice President-Fixed Income Securities


By:____________________________________
Name:
Title: Director-Securities Investment

                               HEXCEL CORPORATION

                              650 California Street
                         San Francisco, California 94108



                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement



April 2, 1981



We refer to the Note Agreement (the "Note Agreement" dated December 9, 1977 as amended on January 6, 1981 between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

As a result of Hexcel's sale of its Ski Division and concurrent investment in Hanson Industries on February 13, 1981, the Company is in violation of Section
7.11 (f) of the amended Note Agreement. Therefore, a new amendment is requested for subsection (f) of Section 7.11.

The requested amendment is as follows:

     "(f) SKI DIVISION. Section 7.11(a) shall not prohibit the acquisition by the Company of notes and/or securities of Hanson Industries if

     "(1) after giving effect to such acquisition, the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $700,000; and

     "(2) so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued form time to time after such acquisition, of notes and/or securities of Hanson Industries, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (OTHER THAN SUCH ACQUISITION)"

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                                   Very truly yours,

                                   HEXCEL CORPORATION


                                   By:___________________________
                                      D. T. Divird, Treasurer


Accepted:

CONNECTICUT MUTUAL LIFE INSURANCE COMPANY


By:____________________________________
Title: Assistant Investment Officer

                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108


                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement


                                 January 6, 1981





Dear Sirs:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977 between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

Hexcel proposes to sell its Ski Division to Hanson Industries. In connection with this sale, we request that Section 7.11 of the Note Agreement be amended as set forth below. In order to induce you to enter into this Amendment Agreement, we hereby represent and warrant that any materials sent to you do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

The requested amendment adds a new subsection (f) to Section 7.11, as follows:

"(f) Ski Division> Section 7.11(a) shall not prohibit the acquisition by the Company of notes and/or securities of Hanson Industries if

"(1) after giving effect to such acquisition, the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $500,000; and

"(2) so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued from time to time after such acquisition, of notes and/or securities of Hanson Industries, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (other than such acquisition)."

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, Whereupon this Amendment Agreement will become binding between us in accordance with its terms.


                                   Very truly yours,

                                   HEXCEL CORPORATION


                                   By_________________________
                                        Treasurer

Accepted:

CONNECTICUT MUTUAL LIFE INSURANCE COMPANY

By___________________
    Title:

                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108


                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement


                                 January 6, 1981





Dear Sirs:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977 between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

Hexcel proposes to sell its Ski Division to Hanson Industries. In connection with this sale, we request that Section 7.11 of the Note Agreement be amended as set forth below. In order to induce you to enter into this Amendment Agreement, we hereby represent and warrant that any materials sent to you do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

The requested amendment adds a new subsection (f) to Section 7.11, as follows:

"(f) Ski Division> Section 7.11(a) shall not prohibit the acquisition by the Company of notes and/or securities of Hanson Industries if

"(1) after giving effect to such acquisition, the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $500,000; and

"(2) so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued from time to time after such acquisition, of notes and/or securities of Hanson Industries, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (other than such acquisition)."

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note

Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, Whereupon this Amendment Agreement will become binding between us in accordance with its terms.


                                   Very truly yours,

                                   HEXCEL CORPORATION


                                   By_________________________
                                        Treasurer

Accepted:

BANKERS LIFE COMPANY

By___________________
    Title:


By_______________________

                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement

                                 March 15, 1982



Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, Connecticut 94108

Attention:     Bond Department

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978, April 30, 1980, January 6, 1981, April 2, 1981, May 13, 1981, and August 21, 1981, between you and us.

Hexcel Corporation desires to place in trust and arbitrage funds from certain tax-exempt industrial and pollution control revenue notes. Therefore, an amendment is requested for Section 10.1, Terms Defined. The requested amendment adds a new paragraph (E) to subsection (2), of the defined term Consolidated Net Tangible Assets as follows:

     "(E) investment of monies in capital funds of the following bond or notes held in trust by Mellon Bank, N.A. until disbursement:

          (1) $4,500,000 Industrial Development Revenue Bond, Series 1981 (Hexcel Corporation) issued by the Industrial Development Authority of the City of Casa Grande, Arizona.

          (2) $1,000,000 Pollution Control Revenue Bond, (Hexcel Corporation Project) 1981 Series A, issued by the California Pollution Control Financing Authority.

          (3) $1,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Young County #1 Industrial Development Corporation.

          (4) $5,500,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Guadalupe-Blanco River Authority Industrial Development Corporation.

          (5) $7,000,000 Economic Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Economic Development Corporation of the County of Ottawa, Michigan.

          (6) $2,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the City of Lancaster, Ohio."

The amendment also substitutes for subsection (2) a new sub-section (2) to the defined term, Funded Debt as follows:

     "(2) its liabilities under any Guaranty of an obligation of a person which is not the Company or a Subsidiary, other than the monies in the capital fund of the following bonds or notes held in trust by Mellon Bank, N.A. until disbursement for qualified capital expenditures:

          (Monies in the capital fund of these following notes or bonds no longer held in trust will be included in the calculation of Funded
          Debt):

          (a) $4,500,000 Industrial Development Revenue Bond, Series 1981 (Hexcel Corporation) issued by the Industrial Development Authority of the City of Casa Grande, Arizona.

          (b) $1,000,000 Pollution Control Revenue Bond, (Hexcel Corporation Project) 1981 Series A, issued by the California Pollution Control Financing Authority.

          (c) $1,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Young County #1 Industrial Development Corporation.

          (d) $5,500,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Guadalupe-Blanco River Authority Industrial Development Corporation.

          (e) $7,000,000 Economic Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Economic Development Corporation of the County of Ottawa, Michigan.

          (f) $2,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the City of Lancaster, Ohio."

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 10.1, Defined Terms, and does note waive compliance with any provision of the Note agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified. The Amendment Agreement will become effective only when identical Amendment Agreements are executed by holders of 66-2/3% in principal amount of the Notes at the time outstanding and copies of such Amendment Agreements are received by the Company and by it delivered to each of the holders of the Notes.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, hereupon this Amendment Agreement will become binding between us in accordance with its terms.

Very truly yours,

HEXCEL CORPORATION


By:_____________________________
Title: D. T. Divird, Treasurer


Accepted:

Connecticut Mutual Life Insurance Company

By:_____________________________
Title: Donald W. Chamberlain, Senior Investment Officer

                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement

                                 March 15, 1982



Bankers Life Company
711 High Street
Des Moines, Iowa 50507

Attention:     Bond Department

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978, April 30, 1980, January 6, 1981, April 2, 1981, May 13, 1981, and August 21, 1981, between you and us.

Hexcel Corporation desires to place in trust and arbitrage funds from certain tax-exempt industrial and pollution control revenue notes. Therefore, an amendment is requested for Section 10.1, Terms Defined. The requested amendment adds a new paragraph (E) to subsection (2), of the defined term Consolidated Net Tangible Assets as follows:

     "(E) investment of monies in capital funds of the following bond or notes held in trust by Mellon Bank, N.A. until disbursement:

          (1) $4,500,000 Industrial Development Revenue Bond, Series 1981 (Hexcel Corporation) issued by the Industrial Development Authority of the City of Casa Grande, Arizona.

          (2) $1,000,000 Pollution Control Revenue Bond, (Hexcel Corporation Project) 1981 Series A, issued by the California Pollution Control Financing Authority.

          (3) $1,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Young County #1 Industrial Development Corporation.

          (4) $5,500,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Guadalupe-Blanco River Authority Industrial Development Corporation.

          (5) $7,000,000 Economic Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Economic Development Corporation of the County of Ottawa, Michigan.

          (6) $2,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the City of Lancaster, Ohio."

The amendment also substitutes for subsection (2) a new sub-section (2) to the defined term, Funded Debt as follows:

     "(2) its liabilities under any Guaranty of an obligation of a person which is not the Company or a Subsidiary, other than the monies in the capital fund of the following bonds or notes held in trust by Mellon Bank, N.A. until disbursement for qualified capital expenditures:

          (Monies in the capital fund of these following notes or bonds no longer held in trust will be included in the calculation of Funded
          Debt):

          (a) $4,500,000 Industrial Development Revenue Bond, Series 1981 (Hexcel Corporation) issued by the Industrial Development Authority of the City of Casa Grande, Arizona.

          (b) $1,000,000 Pollution Control Revenue Bond, (Hexcel Corporation Project) 1981 Series A, issued by the California Pollution Control Financing Authority.

          (c) $1,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Young County #1 Industrial Development Corporation.

          (d) $5,500,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Guadalupe-Blanco River Authority Industrial Development Corporation.

          (e) $7,000,000 Economic Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Economic Development Corporation of the County of Ottawa, Michigan.

          (f) $2,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the City of Lancaster, Ohio."

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 10.1, Defined Terms, and does note waive compliance with any provision of the Note agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified. The Amendment Agreement will become effective only when identical Amendment Agreements are executed by holders of 66-2/3% in principal amount of the Notes at the time outstanding and copies of such Amendment Agreements are received by the Company and by it delivered to each of the holders of the Notes.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, hereupon this Amendment Agreement will become binding between us in accordance with its terms.

Very truly yours,

HEXCEL CORPORATION


By:_____________________________
Title: D. T. Divird, Treasurer


Accepted:

Bankers Life Company

By:_____________________________
Title: Robert E. Wilkins, Vice President-Fixed Income Securities

By:_____________________________
Title: Dewain A. Sparrgrove, Associate Director Securities Investment

                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108


                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement

                                 April 25, 1978

Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, Connecticut 06115

Attention:  Investment Department Securities Division

Dear Sirs:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977 between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

We propose to acquire an interest in securities of Saytech a corporation as described in the materials attached to our letter to you dated April 11, 1978. In connection with that acquisition, we request that Section 7.11 of the Note Agreement be amended as set forth below. In order to induce you to enter into this Amendment Agreement, we hereby represent and warrant that said materials do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

The requested amendment is to add a new subsection (d) to Section 7.11, as follows:

"(d) Saytech. Section 7.11(a) shall not prohibit the acquisition by the Company of securities of Saytech (a corporation) on the terms set forth in materials attached to the Company's letter to you dated April 11,1978 if

"(1) after giving effect to such acquisition, the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $600,000; and

"(2) so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued from time to time after such acquisition, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (other than such acquisition)."

This Amendment Agreement amends no provision of the Note Agreement other than
Section 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby.

The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                              Very truly yours,

                              HEXCEL CORPORATION

                              By_______________________
                                   President

Accepted:

CONNECTICUT MUTUAL LIFE INSURANCE COMPANY

By _________________
Title:

                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108


                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement

                                 April 25, 1978

Bankers Life Company
711 High Street
Des Moines, Iowa 50307
Attention:  Investment Department Securities Division

Dear Sirs:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977 between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

We propose to acquire an interest in securities of Saytech a corporation as described in the materials attached to our letter to you dated April 11, 1978. In connection with that acquisition, we request that Section 7.11 of the Note Agreement be amended as set forth below. In order to induce you to enter into this Amendment Agreement, we hereby represent and warrant that said materials do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

The requested amendment is to add a new subsection (d) to Section 7.11, as follows:

"(d) Saytech. Section 7.11(a) shall not prohibit the acquisition by the Company of securities of Saytech (a corporation) on the terms set forth in materials attached to the Company's letter to you dated April 11,1978 if

"(1) after giving effect to such acquisition, the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $600,000; and

"(2) so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued from time to time after such acquisition, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (other than such acquisition)."

This Amendment Agreement amends no provision of the Note Agreement other than
Section 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby.

The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                              Very truly yours,

                              HEXCEL CORPORATION

                              By________________________
                                   President

Accepted:

BANKERS LIFE COMPANY

By _________________
Title:

                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108

                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement


                                 April 30, 1980


Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, Connecticut 06115

Attention:  Investment Department Securities Division

Dear Sirs:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977 between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

We propose to acquire an interest in securities of Stevens-Genin (a French corporation). In connection with that acquisition, we request that Section 7.7 and 7.11 of the Note Agreement be amended as set forth below. In order to induce you to enter into this Amendment Agreement, we hereby represent and warrant that any materials sent to you do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

The requested amendments add a new subsection (e) to Section 7.11, as follows:

"(e) Stevens-Genin. Section 7.11(a) shall not prohibit the acquisition by the Company of securities of Stevens-Genin (a French corporation) if

"(1) after giving effect to such acquisition, the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof) would not exceed (i) 10% of Consolidated Net Worth plus (ii) $2,000,000; and

"(2) so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued from time after such acquisition, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (other than such acquisition)."

The requested amendments also add a new subsection (e) to Section 7.7, as follows:

(e) Stevens-Genin. Consolidated Net Tangible Assets as defined for the funded debt test will be reduced by the amount of restricted investments exceeding 10% of consolidated net worth or $1,300,000 whichever is lower.

These Amendment Agreements amend no provisions of the Note Agreement other than
Section 7.7 and 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                              Very truly yours,

                              HEXCEL CORPORATION

                              By ___________________
                                   Vice President



Accepted:

CONNECTICUT MUTUAL LIFE INSURANCE COMPANY

By_____________________
   Title:

                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108

                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement


                                 April 30, 1980


Bankers Life Company
711 High Street
Des Moines, Iowa 50307

Attention:  Investment Department Securities Division

Dear Sirs:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977 between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

We propose to acquire an interest in securities of Stevens-Genin (a French corporation). In connection with that acquisition, we request that Section 7.7 and 7.11 of the Note Agreement be amended as set forth below. In order to induce you to enter into this Amendment Agreement, we hereby represent and warrant that any materials sent to you do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

The requested amendments add a new subsection (e) to Section 7.11, as follows:

"(e) Stevens-Genin. Section 7.11(a) shall not prohibit the acquisition by the Company of securities of Stevens-Genin (a French corporation) if

"(1) after giving effect to such acquisition, the amount of Restricted Investments of the Company and all Subsidiaries (valued immediately after such acquisition, as provided in the definition thereof)would not exceed (i) 10% of Consolidated Net Worth plus (ii) $2,000,000; and

"(2) so long as the amount of Restricted Investments of the Company and all Subsidiaries (valued from time after such acquisition, as provided in the definition thereof) is greater than 10% of Consolidated Net Worth, the Company shall not make or authorize any Restricted Investment (other than such acquisition)."

The requested amendments also add a new subsection (e) to Section 7.7, as follows:

(e) Stevens-Genin. Consolidated Net Tangible Assets as defined for the funded debt test will be reduced by the amount of restricted investments exceeding 10% of consolidated net worth or $1,300,000 whichever is lower.

These Amendment Agreements amend no provisions of the Note Agreement other than
Section 7.7 and 7.11 and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                              Very truly yours,

                              HEXCEL CORPORATION

                              By ___________________
                                   Vice President



Accepted:

BANKERS LIFE COMPANY

By_____________________
   Title:

                                        May 13, 1981



Connecticut Mutual Life
  Insurance Company
140 Garden Street
Hartford, Connecticut 06115
Attn:  Bond Department

       Re:     $8,000,000 8-3/4% Notes Due June 1, 1977 -
               AMENDMENT AGREEMENT

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended by Letter Agreements dated January 25, 1978, April 30, 1980, January 6, 1981 and April 2, 1981, between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

Hexcel International Finance N.V., a wholly owned subsidiary of the Company proposes to offer $10,000,000 aggregate principal amount of 9% Convertible Subordinated Guaranteed Debentures guaranteed by the Company. You have been supplied with a Preliminary Offering Circular dated April 28, 1981, which describes such proposed offer and guarantee; such Preliminary Offering Circular has been changed to decrease the offering to $10,000,000, and to set the interest rate and conversion price. In connection with this transaction, we request that Section 7.8 and Section 7.11 of the Note Agreement be amended and that Section 7.19 be added as set forth below. In order to induce you to enter into this Amendment Agreement, we hereby represent and warrant that any materials sent to you do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

As a condition to this Amendment Agreement, the Company shall enter into the guarantee described in the Preliminary Offering Circular only if such guarantee and the obligations of the Company to Hexcel International Finance N.V. are subordinated to the Notes in the manner described in said Preliminary Offering Circular and in paragraph 10.1 (in the definition of Subordinated Funded Debt) of the Note Agreement.

The requested amendment restates in full subsection 7.8(c) (1), adds a new subsection (8) to subsection 7.11(b), and adds a new Section 7.19 as follows:

Connecticut Mutual Life
  Insurance Company
May 13, 1981
Page Two



     "7.8(c)(1) The aggregate amount from time to time of all Guarantees by the Company of the obligations of any Subsidiary for borrowed money (excluding any amount of the Company's guarantee of the obligations of Hexcel International Finance, N.V. ["Hexcel N.V."], a wholly-owned subsidiary of the Company, pursuant to the 9% Convertible Subordinated Guaranteed Debentures due 1996 issued by Hexcel N.V. in the principal amount of $10,000,000 [the "Debentures"]) exceeds"

     "7.11(b)(8) Investments in the Company by Hexcel N.V., a wholly-owned subsidiary of the Company."

     "7.19 ADVANCES TO HEXCEL N.V. The Company shall not make any loan, advance or contribution to Hexcel N.V. in excess of $4,000,000 other than a loan, advance or contribution to service the Debentures."

If the foregoing Amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                                        Very truly yours,

                                        HEXCEL CORPORATION


                                        By: ___________________
                                             Treasurer

Accepted:

By: ___________________________
Title: Investment Officer



By: ___________________________
Title: D. W. Gutshall, Director-Securities Investment

                               HEXCEL CORPORATION
                              650 California Street
                         San Francisco, California 94108


                                                  May 13, 1981



Bankers Life Company
711 High Street
Des Moines, Iowa 50307
Attn: Investment Department
      Securities Division

       Re:     $8,000,000 8 3/4% Notes Due June 1, 1997 -
               AMENDMENT AGREEMENT

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended by Letter Agreements dated January 25, 1978, April 30, 1980, January 6, 1981 and April 2, 1981, between you and us relating to the captioned issue. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

Hexcel International Finance N.V., a wholly owned subsidiary of the Company proposes to offer $10,000,000 aggregate principal amount of 9% Convertible Subordinated Guaranteed Debentures guaranteed by the Company. You have been supplied with a Preliminary Offering Circular dated April 28, 1981, which describes such proposed offer and guarantee; such Preliminary Offering Circular has been changed to decrease the offering to $10,000,000, and to set the interest rate and conversion price. In connection with this transaction, we request that Section 7.8 and Section 7.11 of the Note Agreement be amended and that Section 7.19 be added as set forth below. In order to induce you to enter into this Amendment Agreement, we hereby represent and warrant that any materials sent to you do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

As a condition to this Amendment Agreement, the Company shall enter into the guarantee described in the Preliminary Offering Circular only if such guarantee and the obligations of the Company to Hexcel International Finance N.V. are subordinated to the Notes in the manner described in said Preliminary Offering Circular and in paragraph 10.1 (in the definition of Subordinated Funded Debt) of the Note Agreement.

The requested amendment restates in full subsection 7.8(c) (1), adds a new subsection (8) to subsection 7.11(b), and adds a new Section 7.19 as follows:

Bankers Life Company
May 13, 1981
Page Two



     "7.8(c)(1) The aggregate amount from time to time of all Guarantees by the Company of the obligations of any Subsidiary for borrowed money (excluding any amount of the Company's guarantee of the obligations of Hexcel International Finance, N.V. ["Hexcel N.V."], a wholly-owned subsidiary of the Company, pursuant to the 9% Convertible Subordinated Guaranteed Debentures due 1996 issued by Hexcel N.V. in the principal amount of $10,000,000 [the "Debentures"]) exceeds"

     "7.11(b)(8) Investments in the Company by Hexcel N.V., a wholly-owned subsidiary of the Company."

     "7.19 ADVANCES TO HEXCEL N.V. The Company shall not make any loan, advance or contribution to Hexcel N.V. in excess of $4,000,000 other than a loan, advance or contribution to service the Debentures."

If the foregoing Amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

                                        Very truly yours,

                                        HEXCEL CORPORATION


                                        By: ___________________
                                             Treasurer

Accepted:

By: ___________________________
Title: Robert E. Wilkins, Vice President-Fixed Income Securities


By: ___________________________
Title: D. W. Gutshall, Director-Securities Investment

                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement


                                September 1, 1982



Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, Conn. 06115

Attention:     Bond Department

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978, April 30, 1980, January 6, 1981, April 2, 1981, May 13, 1981, August 21, 1981, and March 15, 1982 between you and us. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

Hexcel Corporation desires to increase its ability to acquire Foreign Assets without violation of existing Funded Debt limitations. Therefore, a new amendment is requested for Section 7.7 Funded Debt, Section 7.9 Consolidated Net Working Capital, and Section 10.1 Defined Terms.

The requested amendment substitutes for Section 7.7 a new Section 7.7 as follows:

"Section 7.7 Funded Debt.

     (a) Incurrence of Senior Funded Debt. Neither the Company nor any Subsidiary will incur or in any manner become liable in respect of any Senior Funded Debt unless, after giving effect thereto and any transactions concurrent therewith, Consolidated Net Tangible Assets would be at least equal to 250% of Consolidated Senior Funded Debt.

     (b) Incurrence of Funded Debt. Neither the Company nor any Subsidiary will incur in any manner become liable in respect of any Funded Debt unless, after giving effect thereto any an transactions concurrent therewith, Consolidated Net Tangible Assets would be at least equal to the following percentages of Consolidated Funded Debt in each of the applicable periods:

     August 1, 1982 - December 31, 1985      200%
     January 1, 1986 - June 1, 1996          225%

     (c) Incurrence of Domestic Funded Debt. Neither the Company nor any Domestic Subsidiary will incur or in any manner become liable in respect of any Domestic Funded Debt unless, after giving effect thereto and any transactions concurrent therewith, Domestic Net

Tangible Assets would be at least equal to the following percentages of Domestic Funded Debt in each of the applicable periods:

          August 1, 1982 - May 31, 1983 140%
          June 1, 1983 - May 31, 1985   160%
          June 1, 1985 - June 1, 1996   180%

     (d) Maintenance of Consolidated Net Tangible Assets. The Company will maintain Consolidated Net Tangible Assets in an amount at least equal to the greater of (1) 250% of Consolidated Senior Funded Debt, or (2) the percentages of Consolidated Funded Debt as prescribed in Section 7.7(b), during the periods there mentioned."

The amendment substitutes for 7.9(a) a new Section 7.9(a) as follows:

     "(a) Maintenance of Consolidated Net Working Capital. The Company will maintain Consolidated Net Working Capital in an amount at least equal to the greater of Senior Funded Debt or $8,000,000."

In addition to the above changes, the following definitions are added to, or substituted for the corresponding definitions in Section 10.1 Defined Terms:

"Consolidated Net Tangible Assets --- at any date means:

     (1)  Consolidated Total Net Assets at such date

minus

     (2)  Any amounts included in Consolidated Total Net Assets on account of:

          (a) deferred organization expense, preoperating expenses and deferred charges other than (i) those for prepaid or deferred insurance, rent and taxes and (ii) those which are current assets;

          (b) patents, copyrights, trademarks, trade names, franchises, good will, experimental expense and other similar intangibles;

          (c) unamortized debt discount and expense and deferred commissions and expense on capital shares; or

          (d) Foreign Assets, to the extent the amount included in Consolidated Total Net Assets on account of Foreign Assets exceeds 40% of Consolidated Total Net Assets;

minus

     (3)  Consolidated Current Liabilities;

minus

     (4) minority interests in Subsidiaries (adjusted proportionately to reflect the exclusion of certain write-ups from the definition of Consolidated Total Net Assets and the exclusion of the items listed in paragraph (2) above from Consolidated Net Tangible Assets).

Domestic Current Liabilities --- at any date means:

     (1)  Consolidated Current Liabilities

minus

     (2) Any amounts included in Consolidated Current Liabilities which are Foreign Current Liabilities.

Domestic Funded Debt --- at any date means:

     (1)  Consolidated Funded Debt

minus

     (2) Any amount included in Consolidated Funded Debt which is Foreign Funded Debt.

Domestic Net Tangible Assets --- at any date means:

     (1)  Domestic total Net Assets at such date

minus

     (2)  any amounts included in Domestic Total Net Assets of account of:

          (a) deferred organization expenses, preoperating expenses and deferred charges other than (i) those for prepaid or deferred insurance, rent and taxes and (ii) those which are current assets;

          (b) patents, copyrights, trademark trade names, franchises, good will, experimental expense and other similar intangibles; or

          (c) unamortized debt discount and expense and deferred commissions and expenses on capital shares;

minus

     (3)  Domestic Current Liabilities
minus

     (4) minority interests in Subsidiaries (adjusted proportionately to reflect the exclusion of certain write-ups from the definition of Domestic Total Net Assets and the exclusion of the items listed in paragraph (2) above from Domestic Net Tangible Assets).

Domestic Total Net Assets --- at any date means the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper allowances) at which the assets of the Company and all Subsidiaries would be shown on a Consolidated balance sheet at such date but excluding (1) any write-ups of assets after December 31, 1976 and (2) all Foreign Assets.

Foreign Current Liabilities --- at any date means the amount of any Current Liability as to which neither the Company nor any Domestic Subsidiary has any liability, whether as primary obligor, under a Guaranty, by assumption or otherwise, and which is not secured by a Lien on any Property of the Company or of any Domestic Subsidiary.

Foreign Funded Debt --- at any date means the amount of any Funded Debt as to which neither the Company nor any Domestic Subsidiary has any liability, whether as primary obligor, under a Guaranty, by assumption or otherwise and which is not secured by a Lien on any Property of the Company or of any Domestic Subsidiary.

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.7, Section 7.9, and Section 10.1, and does not waive compliance with any provision of the Note Agreement as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified. The Amendment Agreement will become effective only when (1) identical Amendment Agreements are executed by the holders of 66-2/3% in principal amount of the Notes at the time outstanding and copies of such Amendment Agreements ar received by the Company and by it delivered to each of the holders of the Notes and (2) the Company pays to each of the holders of Notes the sum of Two Hundred and Fifty Thousand and No/100 dollars ($250,000.00) to be applied toward the reduction of the outstanding principal indebtedness of the Notes as of the date of payment thereof for application of payment of the Note coming due June 1, 1997. Upon payment of the above sum, the Notes will mature on June 1, 1996.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

Very truly yours,

HEXCEL CORPORATION


By:_____________________________

Title: Mark A. Young, Treasurer


Accepted:


By:_____________________________
Title: Raymond J. Hollworth, Second Vice President

                    $8,000,000 8-3/4% Notes Due June 1, 1997
                               Amendment Agreement


                                September 1, 1982



Bankers Life Company
711 High Street
Des Moines, Iowa 50507

Attention:     Bond Department

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978, April 30, 1980, January 6, 1981, April 2, 1981, May 13, 1981, August 21, 1981, and March 15, 1982 between you and us. Capitalized terms used without definition in this Amendment Agreement have the meanings ascribed to them in the Note Agreement.

Hexcel Corporation desires to increase its ability to acquire Foreign Assets without violation of existing Funded Debt limitations. Therefore, a new amendment is requested for Section 7.7 Funded Debt, Section 7.9 Consolidated Net Working Capital, and Section 10.1 Defined Terms.

The requested amendment substitutes for Section 7.7 a new Section 7.7 as follows:

"Section 7.7 Funded Debt.

     (a) Incurrence of Senior Funded Debt. Neither the Company nor any Subsidiary will incur or in any manner become liable in respect of any Senior Funded Debt unless, after giving effect thereto and any transactions concurrent therewith, Consolidated Net Tangible Assets would be at least equal to 250% of Consolidated Senior Funded Debt.

     (b) Incurrence of Funded Debt. Neither the Company nor any Subsidiary will incur in any manner become liable in respect of any Funded Debt unless, after giving effect thereto any an transactions concurrent therewith, Consolidated Net Tangible Assets would be at least equal to the following percentages of Consolidated Funded Debt in each of the applicable periods:

     August 1, 1982 - December 31, 1985 200%
     January 1, 1986 - June 1, 1996          225%

     (c) Incurrence of Domestic Funded Debt. Neither the Company nor any Domestic Subsidiary will incur or in any manner become liable in respect of any Domestic Funded Debt unless, after giving effect thereto and any transactions concurrent therewith, Domestic Net

Tangible Assets would be at least equal to the following percentages of Domestic Funded Debt in each of the applicable periods:

          August 1, 1982 - May 31, 1983 140%
          June 1, 1983 - May 31, 1985   160%
          June 1, 1985 - June 1, 1996   180%

     (d) Maintenance of Consolidated Net Tangible Assets. The Company will maintain Consolidated Net Tangible Assets in an amount at least equal to the greater of (1) 250% of Consolidated Senior Funded Debt, or (2) the percentages of Consolidated Funded Debt as prescribed in Section 7.7(b), during the periods there mentioned."

The amendment substitutes for 7.9(a) a new Section 7.9(a) as follows:

     "(a) Maintenance of Consolidated Net Working Capital. The Company will maintain Consolidated Net Working Capital in an amount at least equal to the greater of Senior Funded Debt or $8,000,000."

In addition to the above changes, the following definitions are added to, or substituted for the corresponding definitions in Section 10.1 Defined Terms:

"Consolidated Net Tangible Assets --- at any date means:

     (1)  Consolidated Total Net Assets at such date

minus

     (2)  Any amounts included in Consolidated Total Net Assets on account of:

          (a) deferred organization expense, preoperating expenses and deferred charges other than (i) those for prepaid or deferred insurance, rent and taxes and (ii) those which are current assets;

          (b) patents, copyrights, trademarks, trade names, franchises, good will, experimental expense and other similar intangibles;

          (c) unamortized debt discount and expense and deferred commissions and expense on capital shares; or

          (d) Foreign Assets, to the extent the amount included in Consolidated Total Net Assets on account of Foreign Assets exceeds 40% of Consolidated Total Net Assets;

minus

     (3)  Consolidated Current Liabilities;

minus

     (4) minority interests in Subsidiaries (adjusted proportionately to reflect the exclusion of certain write-ups from the definition of Consolidated Total Net Assets and the exclusion of the items listed in paragraph (2) above from Consolidated Net Tangible Assets).

Domestic Current Liabilities --- at any date means:

     (1)  Consolidated Current Liabilities

minus

     (2) Any amounts included in Consolidated Current Liabilities which are Foreign Current Liabilities.

Domestic Funded Debt --- at any date means:

     (1)  Consolidated Funded Debt

minus

     (2) Any amount included in Consolidated Funded Debt which is Foreign Funded Debt.

Domestic Net Tangible Assets --- at any date means:

     (1)  Domestic total Net Assets at such date

minus

     (2)  any amounts included in Domestic Total Net Assets of account of:

          (a) deferred organization expenses, preoperating expenses and deferred charges other than (i) those for prepaid or deferred insurance, rent and taxes and (ii) those which are current assets;

          (b) patents, copyrights, trademark trade names, franchises, good will, experimental expense and other similar intangibles; or

          (c) unamortized debt discount and expense and deferred commissions and expenses on capital shares;

minus

     (3)  Domestic Current Liabilities
minus

     (4) minority interests in Subsidiaries (adjusted proportionately to reflect the exclusion of certain write-ups from the definition of Domestic Total Net Assets and the exclusion of the items listed in paragraph (2) above from Domestic Net Tangible Assets).

Domestic Total Net Assets --- at any date means the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper allowances) at which the assets of the Company and all Subsidiaries would be shown on a Consolidated balance sheet at such date but excluding (1) any write-ups of assets after December 31, 1976 and (2) all Foreign Assets.

Foreign Current Liabilities --- at any date means the amount of any Current Liability as to which neither the Company nor any Domestic Subsidiary has any liability, whether as primary obligor, under a Guaranty, by assumption or otherwise, and which is not secured by a Lien on any Property of the Company or of any Domestic Subsidiary.

Foreign Funded Debt --- at any date means the amount of any Funded Debt as to which neither the Company nor any Domestic Subsidiary has any liability, whether as primary obligor, under a Guaranty, by assumption or otherwise and which is not secured by a Lien on any Property of the Company or of any Domestic Subsidiary.

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 7.7, Section 7.9, and Section 10.1, and does not waive compliance with any provision of the Note Agreement as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified. The Amendment Agreement will become effective only when (1) identical Amendment Agreements are executed by the holders of 66-2/3% in principal amount of the Notes at the time outstanding and copies of such Amendment Agreements ar received by the Company and by it delivered to each of the holders of the Notes and (2) the Company pays to each of the holders of Notes the sum of Two Hundred and Fifty Thousand and No/100 dollars ($250,000.00) to be applied toward the reduction of the outstanding principal indebtedness of the Notes as of the date of payment thereof for application of payment of the Note coming due June 1, 1997. Upon payment of the above sum, the Notes will mature on June 1, 1996.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

Very truly yours,

HEXCEL CORPORATION


By:_____________________________

Title: Mark A. Young, Treasurer


Accepted:

BANKERS LIFE COMPANY


By:_____________________________
Title: Robert E. Wilkins, Vice President-Fixed Income Securities


By:_____________________________
Title: Dewain A. Sparrgrove, Associate Director-Securities Investment

                    $8,000,000 8-3/4% Notes Due June 1, 1996
                               Amendment Agreement
                                December 31, 1983


Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, Connecticut 06115

Attention:     Bond Department

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978, April 30, 1980, January 6, 1981, April 2, 1981, May 13, 1981, August 21, 1981, March 15, 1982 and September 1, 1982, between you and us.

Hexcel Corporation desires to place in trust and arbitrage funds from certain tax-exempt industrial and pollution control revenue notes. Therefore, an amendment is requested for Section 10.1, TERMS DEFINED. The requested amendment substitutes a new paragraph (E) to subsection (2), of the defined term CONSOLIDATED NET TANGIBLE ASSETS as follows:

     "(E) investment of monies in capital funds of the following bonds or notes held in trust by Mellon Bank, N.A. until disbursement:

          (1) $4,500,000 Industrial Development Revenue Bond, Series 1981 (Hexcel Corporation) issued by the Industrial Development Authority of the city of Casa Grande, Arizona.

          (2) $1,000,000 Pollution Control Revenue Bond, (Hexcel Corporation Project) 1981 Series A, issued by the California Pollution Control Financing Authority.

          (3) $1,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Young County #1 Industrial Development Corporation.

          (4) $5,500,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Guadalupe-Blanco River Authority Industrial Development Corporation.

          (5) $7,000,000 Economic Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Economic Development Corporation of the County of Ottawa, Michigan.

                                     Page 2       December 31, 1983


          (6) $2,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the City of Lancaster, Ohio.

          (7) $6,435,000 Industrial Development Revenue Bond, Series 1983 (Hexcel Corporation Project) issued by the Industrial Development Authority of the County of Los Angeles."

The amendment also substitutes for subsection (2) a new subsection (2) to the defined term, FUNDED DEBT as follows:

          "(2) its liabilities under any Guaranty of an obligation of a person which is not the Company or a Subsidiary, other than the monies in the capital fund of the following bonds or notes held in trust by Mellon Bank, N.A. until disbursement for qualified capital expenditures:

               (Monies in the capital fund of these following notes or bonds no longer held in trust will be included in the calculation of FUNDED DEBT):

          (a) $4,500,000 Industrial Development Revenue Bond, Series 1981 (Hexcel Corporation) issued by the Industrial Development Authority of the City of Casa Grande, Arizona.

          (b) $1,000,000 Pollution Control Revenue Bond, (Hexcel Corporation Project) 1981 Series A, issued by the California Pollution Control Financing Authority.

          (c) $1,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Young County #1 Industrial Development Corporation.

          (d) $5,500,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Guadalupe-Blanco River Authority Industrial Development Corporation.

          (e) $7,000,000 Economic Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Economic Development Corporation of the County of Ottawa, Michigan.

          (f) $2,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the City of Lancaster, Ohio.

                                     Page 3       December 31, 1983

          (g) $6,435,000 Industrial Development Revenue Bond, Series 1983 (Hexcel Corporation Project) issued by the Industrial Development Authority of the County of Los Angeles."

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 10.1, DEFINED TERMS, and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified. The Amendment Agreement will become effective only when identical Amendment Agreements are executed by the holders of 66-2/3% in principal amount of the Notes at the time outstanding and copies of such Amendment Agreements are received by the Company and by it delivered to each of the holders of the Notes.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

Very truly yours,

HEXCEL CORPORATION



By: __________________________
Title:  D. T. Divird, Treasurer



Accepted:

CONNECTICUT MUTUAL LIFE INSURANCE COMPANY

By: __________________________
Title:  Robert E. Wilkins, Vice President-Fixed Income Securities

By: __________________________
Title:  Dewain A. Sparrgrove
        Director - Securities Investment

                    $8,000,000 8-3/4% Notes Due June 1, 1996
                               Amendment Agreement
                                December 31, 1983


Bankers Life Company
711 High Street
Des Moines, Iowa 50507

Attention:     Bond Department

Gentlemen:

We refer to the Note Agreement (the "Note Agreement") dated December 9, 1977, as amended on April 25, 1978, April 30, 1980, January 6, 1981, April 2, 1981, May 13, 1981, August 21, 1981, March 15, 1982 and September 1, 1982, between you and us.

Hexcel Corporation desires to place in trust and arbitrage funds from certain tax-exempt industrial and pollution control revenue notes. Therefore, an amendment is requested for Section 10.1, TERMS DEFINED. The requested amendment substitutes a new paragraph (E) to subsection (2), of the defined term CONSOLIDATED NET TANGIBLE ASSETS as follows:

     "(E) investment of monies in capital funds of the following bonds or notes held in trust by Mellon Bank, N.A. until disbursement:

          (1) $4,500,000 Industrial Development Revenue Bond, Series 1981 (Hexcel Corporation) issued by the Industrial Development Authority of the city of Casa Grande, Arizona.

          (2) $1,000,000 Pollution Control Revenue Bond, (Hexcel Corporation Project) 1981 Series A, issued by the California Pollution Control Financing Authority.

          (3) $1,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Young County #1 Industrial Development Corporation.

          (4) $5,500,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Guadalupe-Blanco River Authority Industrial Development Corporation.

          (5) $7,000,000 Economic Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Economic Development Corporation of the County of Ottawa, Michigan.

                                     Page 2       December 31, 1983


          (6) $2,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the City of Lancaster, Ohio.

          (7) $6,435,000 Industrial Development Revenue Bond, Series 1983 (Hexcel Corporation Project) issued by the Industrial Development Authority of the County of Los Angeles."

The amendment also substitutes for subsection (2) a new subsection (2) to the defined term, FUNDED DEBT as follows:

          "(2) its liabilities under any Guaranty of an obligation of a person which is not the Company or a Subsidiary, other than the monies in the capital fund of the following bonds or notes held in trust by Mellon Bank, N.A. until disbursement for qualified capital expenditures:

               (Monies in the capital fund of these following notes or bonds no longer held in trust will be included in the calculation of FUNDED DEBT):

          (a) $4,500,000 Industrial Development Revenue Bond, Series 1981 (Hexcel Corporation) issued by the Industrial Development Authority of the City of Casa Grande, Arizona.

          (b) $1,000,000 Pollution Control Revenue Bond, (Hexcel Corporation Project) 1981 Series A, issued by the California Pollution Control Financing Authority.

          (c) $1,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Young County #1 Industrial Development Corporation.

          (d) $5,500,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Guadalupe-Blanco River Authority Industrial Development Corporation.

          (e) $7,000,000 Economic Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the Economic Development Corporation of the County of Ottawa, Michigan.

          (f) $2,000,000 Industrial Development Revenue Note, Series 1981 (Hexcel Corporation) issued by the City of Lancaster, Ohio.

                                     Page 3       December 31, 1983

          (g) $6,435,000 Industrial Development Revenue Bond, Series 1983 (Hexcel Corporation Project) issued by the Industrial Development Authority of the County of Los Angeles."

This Amendment Agreement amends no provisions of the Note Agreement other than
Section 10.1, DEFINED TERMS, and does not waive compliance with any provision of the Note Agreement, as amended hereby. The Note Agreement, as amended hereby, is hereby approved, confirmed and ratified. The Amendment Agreement will become effective only when identical Amendment Agreements are executed by the holders of 66-2/3% in principal amount of the Notes at the time outstanding and copies of such Amendment Agreements are received by the Company and by it delivered to each of the holders of the Notes.

If the foregoing amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Amendment Agreement and return such counterpart to the Company, whereupon this Amendment Agreement will become binding between us in accordance with its terms.

Very truly yours,

HEXCEL CORPORATION



By: __________________________
Title:  D. T. Divird, Treasurer



Accepted:

Bankers Life Company



By: __________________________
Title:  Robert E. Wilkins, Vice President-Fixed Income Securities

By: __________________________
Title:  Dewain A. Sparrgrove
        Director - Securities Investment